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                                                                    Exhibit 10.9

                              Addendum June/04/01
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                          Memorandum of Understanding
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                                   May/31/01
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Between:

Buyer: Aquatic Cellulose International Corp. Suite #301 3704 - 32/nd/ St. Vernon, British Columbia V1T 8Z7 hereby represented by its president Gary Ackles,

And:

Seller: Raymond Lefebvre et Fils Ltee, 300 Route 159, Proulxville, Qc, Canada, G0X 2BO, Tel# (418) 365 - 6130, Fax (418) 365 - 6140.

  . Raymond Lefebvre, Fils Ltee, will be issued R144 stock as of June 04/01.

  . Upon the completion of the registration statement ACIC will exchange
    Mr. Lefebvre's R144 stock to free trading common stock according to the parameters of the Memorandum of Understanding dated May 29/01.

  . The tentative date set for the completion of the registration statement and subsequent issuing of free trading stock shall be July 20/01. Based on this point of understanding the remaining issuance of shares to complete the transaction shall be 1 month following or August 20/01.

Signatures

Aquatic Cellulose International Corp.
President/CEO
Signed                              Signed
Gary Ackles                         Raymond Lefebvre

/s/ Gary Ackles                     /s/ Raymond Lefebure
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